                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earlier event reported): July 20, 1998


                               TRIMOL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)






       Delaware                   0-28144                    13-3859706
(State of Incorporation    (Commission File No.)     (IRS Identification Number)
 or other Jurisdiction)





                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019
                    (Address of Principal Executive Offices)




                                 (212) 554-4394
               (Registrant's Telephone Number Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 1998 (the "8-K"), on May 6, 1998, pursuant to a Stock Purchase Agreement dated May 3, 1998 to which Trimol Group, Inc. (the "Company"), was a party, the Company acquired all of the issued and outstanding shares of the capital stock of Intercomsoft Limited, an Irish corporation ("Intercomsoft") controlled by Boris Birshtein, a principal stockholder of the Company, in exchange for 1,000,000 shares of Common Stock of the Company.

                  In the Form 8-K, the Company indicated that it did not have available the required financial information of Intercomsoft. The Company is filing this Current Report on Form 8- K/A to amend the 8-K to include all required financial statements and information. See Item 7 below.

                  Intercomsoft's revenues and net profit for the year ended December 31, 1997 were $4,346,000 and $2,214,000, respectively, and its revenues and net profit for the first quarter ended March 31, 1998 were $1,312,000 and $715,000, respectively, as set forth in the financial statements referred to in ITEM 7 below.

                  Also included in the financial statements referred to in
ITEM 7 below is Unaudited Proforma Consolidated Financial Information of the Company for the year ended December 31, 1997 and the first quarter ended March 31, 1998, which unaudited proforma consolidated financial information includes the results of operations of Intercomsoft for such periods as if Intercomsoft had been acquired by the Company as of January 1, 1997.

                  As set forth in such Unaudited Proforma Consolidated Financial Information, the earnings per share of the Company for the quarter ended March 31, 1998 were $.03 per share, exclusive of the results of operations of Intercomsoft for such period and $.09 per share, inclusive of the results of operations of Intercomsoft for such period.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  See the Index to Financial Statements and Exhibits.

                         INDEX TO FINANCIAL STATEMENTS

                                                                     Page No.
                                                                     --------
UNAUDITED PROFORMA CONSOLIDATED FINANCIAL INFORMATION

     Description of Transactions                                        5
     Unaudited Proforma Consolidated Balance Sheet                      6
     Unaudited Proforma Consolidated Statement of
          Operations                                                    8
     Notes to the Unaudited Proforma Consolidated
          Financial Statements                                         12

INTERCOMSOFT LIMITED FINANCIAL STATEMENTS AS AT AND
FOR THE YEAR ENDED DECEMBER 31, 1997

     Report of Independent Auditors                                    15
     Balance Sheets as of December 31, 1996 and 1997                   16
     Statements of Operations for the Years Ended
          December 31, 1996 and 1997                                   17
     Statements of Shareholders' Equity for the Years
          Ended December 31, 1996 and 1997                             18
     Statements of Cash Flows for the Years Ended
          December 31, 1996 and 1997                                   19
     Notes to the Financial Statements                                 20

INTERCOMSOFT LIMITED FINANCIAL STATEMENTS AS AT AND
FOR THE YEAR ENDED DECEMBER 31, 1996

     Report of Independent Auditors                                    28
     Balance Sheets as of December 31, 1995 and 1996                   29
     Statements of Operations for the 11 Months Ended
          December 31, 1995 and for the Year Ended
          December 31, 1996                                            30
     Statements of Shareholders' Equity for the 11
          Months Ended December 31, 1995 and for the
          Year Ended December 31, 1996                                 31
     Statements of Cash Flows for the 11 Months Ended
          December 31, 1995 and for the Year Ended
          December 31, 1996                                            32
     Notes to the Financial Statements                                 33

INTERCOMSOFT LIMITED FINANCIAL STATEMENTS AS AT AND
FOR THE QUARTER ENDED DECEMBER 31, 1998

     Balance Sheets as of March 31, 1998                               41
     Statements of Operations for the 3 Months Ended
          March 31, 1998                                               42
     Statements of Shareholders' Equity for the 3
          Months Ended March 31, 1998                                  43
     Statements of Cash Flows for the 3 Months Ended
          March 31, 1998                                               44
     Notes to the Financial Statements                                 45

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                       TRIMOL GROUP, INC. (REGISTRANT)


                                       By:     /s/ Ted Shapiro
                                          -------------------------------------
                                                Ted Shapiro, President


Dated: As of July 20, 1998

                               TRIMOL GROUP, INC.

              UNAUDITED PROFORMA CONSOLIDATED FINANCIAL INFORMATION


DESCRIPTION OF TRANSACTIONS

(a) As of January 6, 1998 pursuant to an Agreement and Plan of Reorganization dated as of December 31, 1997, Trimol Group, Inc. ("the Company") acquired all of the issued and outstanding shares of the capital stock of Exim Asint S.A. and of Banca Comerciale Pe Actiuni "Export - Import", and 65% of the capital stock of Jolly Alon Limited (collectively, the "Target Companies") in exchange for an aggregate of 10,000,000 shares of the Company's common stock, par value $0.01 per share, which shares represented 90.9% of the total issued and outstanding shares of the Company's common stock.

(b) Pursuant to a Stock Purchase Agreement dated May 3, 1998, to which the Company was a party, on May 6, 1998 the Company acquired all of the issued and outstanding shares of capital stock of Intercomsoft Limited, an Irish corporation ("Intercomsoft") in exchange for 1,000,000 shares of the Company's common stock, par value $0.01 per share.

                                TRIMOL GROUP INC.

                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                             MARCH 31, 1998
                                                  ----------------------------------------
                                                                                  PROFORMA
                                                  AS REPORTED       ADJUSTMENTS    RESULTS
                                                  -----------       -----------    -------

ASSETS
ASSETS OF BANK BUSINESS

Cash and due from banks ....................        $ 4,619            $ --         $4,619
Time deposits with banks ...................            520              --            520
Securities purchased under resale agreements            212              --            212
Held to maturity securities ................          1,315              --          1,315
Loans ......................................          5,662              --          5,662
Less: allowance for possible loan losses ...           (602)             --           (602)
Customer's acceptance liabilities ..........          1,895              --          1,895
Investments in investee ....................             15              --             15
Bank premises and equipment ................            961              --            961
Other account receivable and debit balances             371              --            371
                                                    -------            ----        -------
TOTAL ASSETS OF BANK BUSINESS ..............         14,968              --         14,968
                                                    -------            ----        -------
ASSETS OF INSURANCE BUSINESS
INVESTMENTS
Short term securities held to maturity .....            267              --            267
                                                    -------            ----        -------
                                                        267              --            267
                                                    -------            ----        -------
Outstanding premiums .......................              3              --              3
Other accounts receivable ..................              9              --              9
                                                    -------            ----        -------
                                                         12              --             12
                                                    -------            ----        -------
REINSURERS' SHARE OF RESERVES
Provision for unearned premiums ............             46              --             46
Losses and loss adjustment reserves ........            142              --            142
                                                    -------            ----        -------
                                                        188              --            188
                                                    -------            ----        -------
INVESTMENT IN AFFILIATE ....................              9              --              9
                                                    -------            ----        -------
FURNITURE, EQUIPMENT AND VEHICLES ..........             79              --             79
                                                    -------            ----        -------
OTHER ASSETS ...............................             46              --             46
                                                    -------            ----        -------
TOTAL ASSETS OF INSURANCE BUSINESS .........            601              --            601
                                                    -------            ----        -------
ASSETS OF OTHER BUSINESSES
CURRENT ASSETS:
Cash and cash equivalents ..................             20              --             20
Trade accounts receivable ..................             74             588            662

Other account receivable and debit balances             157              --            157
Inventories ................................            234              --            234
                                                    -------            ----        -------
                                                        485             588          1,073
                                                    -------            ----        -------
OPERATING EQUIPMENT ........................            266              --            266
                                                    -------            ----        -------
PROPERTY AND EQUIPMENT, NET ................          6,057              --          6,057
                                                    -------            ----        -------
GOODWILL ...................................             89              --             89
                                                    -------            ----        -------
TOTAL ASSETS OF OTHER BUSINESSES ...........          6,897             588          7,485
                                                    -------            ----        -------
TOTAL ASSETS ...............................        $22,466            $588        $23,054
                                                    =======            ====        =======

                                TRIMOL GROUP INC.

                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                            MARCH 31, 1998
                                                                 ----------------------------------------
                                                                                                 PROFORMA
                                                                 AS REPORTED      ADJUSTMENTS     RESULTS
                                                                 -----------      -----------     -------

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES OF BANK BUSINESS
DEPOSITS:
Non interest bearing deposits .............................        $ 5,945           $ --         $ 5,945
Interest bearing deposits .................................          2,700             --           2,700
Deposits of the National Bank .............................            360             --             360
                                                                   -------           ----         -------
                                                                     9,005             --           9,005
ACCEPTANCE OUTSTANDING ....................................          1,895             --           1,895
                                                                   -------           ----         -------
OTHER LIABILITIES .........................................          2,420             --           2,420
                                                                   -------           ----         -------
TOTAL LIABILITIES OF BANK BUSINESS ........................         13,320             --          13,320
                                                                   -------           ----         -------
LIABILITIES OF INSURANCE BUSINESS
Losses and loss adjustment reserves .......................            256             --             256
Provision for unearned premiums ...........................             91             --              91
Reinsurance balances payable ..............................             19             --              19
Deferred policy acquisition costs, net ....................              5             --               5
Other accounts payable ....................................             30             --              30
                                                                   -------           ----         -------
TOTAL LIABILITIES OF INSURANCE BUSINESS ...................            401             --             401
                                                                   -------           ----         -------
LIABILITIES OF OTHER BUSINESSES
Credit from banking institutions ..........................             --              4               4
Related parties ...........................................            121             --             121
Trade accounts payable ....................................             91            528             619
Other accounts payable and credit balances ................            100             --             100
                                                                   -------           ----         -------
                                                                       312            532             844
                                                                   -------           ----         -------
LONG TERM LIABILITIES
Deferred taxes ............................................             25             --              25
                                                                   -------           ----         -------
TOTAL LIABILITIES OF OTHER BUSINESSES .....................            337            532             869
                                                                   -------           ----         -------
TOTAL LIABILITIES .........................................         14,058            532          14,590
                                                                   -------           ----         -------
OUTSIDE SHAREHOLDERS' INTEREST ............................          2,316             --           2,316
                                                                   -------           ----         -------
SHAREHOLDERS' EQUITY
Preferred stock: 10,000 shares authorized of U.S.$100 par
 value, 0 and 0 shares issued and outstanding, respectively             --             --              --
Common stock: 30,000,000 shares authorized of U.S.$ 0.01
par value, 11,000,000 and 12,000,000 shares issued and
outstanding, respectively .................................            110             10             120
Additional paid in capital ................................          5,651            (10)          5,641
Retained earnings .........................................            331             56             387
                                                                   -------           ----         -------
TOTAL SHAREHOLDERS' EQUITY ................................          6,092             56           6,148
                                                                   -------           ----         -------
TOTAL LIABILITIES AND SHAREHOLDERS'
EQUITY ....................................................        $22,466           $588         $23,054
                                                                   =======           ====         =======

                                TRIMOL GROUP INC.

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               THREE MONTHS ENDED MARCH 31, 1998
                                                            ----------------------------------------
                                                            AS REPORTED    AS REPORTED
                                                              BY THE            BY          PROFORMA
                                                             COMPANY      INTERCOMSOFT      RESULTS
                                                             -------      ------------      -------

INCOME
FROM BANK BUSINESS
INTEREST INCOME
Interest on due from banks and time deposits with banks        $  29           $  --        $  29
Interest on securities ................................           91              --           91
Interest on loans .....................................          450              --          450
                                                               -----           -----        -----
TOTAL INTEREST INCOME .................................          570              --          570
                                                               -----           -----        -----
INTEREST EXPENSE
Interest on demand deposits ...........................           --              --           --
Interest on time deposits .............................          141              --          141
Interest on deposits from banks .......................            2              --            2
                                                               -----           -----        -----
TOTAL INTEREST EXPENSE ................................          143              --          143
                                                               -----           -----        -----
NET INTEREST INCOME ...................................          427              --          427
LESS: ALLOWANCE FOR POSSIBLE LOAN LOSSES ..............          (64)             --          (64)
                                                               -----           -----        -----
NET INTEREST INCOME AFTER ALLOWANCE FOR POSSIBLE LOAN
LOSSES ................................................          363              --          363
                                                               -----           -----        -----
NON INTEREST INCOME
Financial services fees ...............................          166              --          166
Foreign exchange trading profits and commissions ......          204              --          204
Other .................................................           17              --           17
                                                               -----           -----        -----
TOTAL NON INTEREST INCOME .............................          387              --          387
                                                               -----           -----        -----
NON INTEREST EXPENSE
Salaries and related costs ............................          151              --          151
Equipment and depreciation ............................           80              --           80
Maintenance ...........................................           20              --           20
Communication and transportation ......................           78              --           78
Taxes other than income ...............................            2              --            2
Outside services and processing .......................           26              --           26
Marketing and development .............................           29              --           29
Fees paid .............................................           26              --           26
Other .................................................           25              --           25
                                                               -----           -----        -----
TOTAL NON INTEREST EXPENSE ............................          437              --          437
                                                               -----           -----        -----
INCOME BEFORE INCOME TAXES.............................          313              --          313
INCOME TAX ............................................           46              --           46
                                                               -----           -----        -----
NET INCOME FROM BANK BUSINESS .........................        $ 267           $  --        $ 267
                                                               -----           -----        -----

                                TRIMOL GROUP INC.

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     THREE MONTHS ENDED MARCH 31, 1998
                                                               --------------------------------------------
                                                               AS REPORTED        AS REPORTED
                                                                 BY THE               BY           PROFORMA
                                                                 COMPANY         INTERCOMSOFT       RESULTS
                                                                 -------         ------------       -------
FROM INSURANCE BUSINESS
REVENUES
Gross insurance premiums written ......................        $        45         $    --        $        45

Change in provisions for unearned premium .............                  2              --                  2
                                                               -----------         -------        -----------
Gross premiums earned .................................                 47              --                 47
                                                               -----------         -------        -----------
Premiums ceded (reinsured) ............................                (24)             --                (24)
Change in reinsurers' share for unearned premium ......                (17)             --                (17)
                                                               -----------         -------        -----------
Earned premiums ceded .................................                (41)             --                (41)
                                                               -----------         -------        -----------
Net premiums earned ...................................                  6              --                  6
                                                               -----------         -------        -----------
Interest income, net ..................................                 14              --                 14
                                                               -----------         -------        -----------
Other revenues
Commission earned from reinsurance ....................                 11              --                 11
Other income ..........................................                  2              --                  2
                                                               -----------         -------        -----------
                                                                        13              --                 13
                                                               -----------         -------        -----------
TOTAL REVENUES ........................................                 33              --                 33
                                                               -----------         -------        -----------
EXPENSES
Losses and loss adjustment expense ....................                 61              --                 61
Reinsurers' share of losses and loss adjustment expense                (35)             --                (35)
                                                               -----------         -------        -----------
                                                                        26              --                 26
                                                               -----------         -------        -----------
Other operating expenses ..............................                 46              --                 46
Translation loss ......................................                  2              --                  2
                                                               -----------         -------        -----------
                                                                        48              --                 48
                                                               -----------         -------        -----------
TOTAL EXPENSES ........................................                 74              --                 74
                                                               -----------         -------        -----------
NET LOSS FROM INSURANCE BUSINESS ......................                (41)             --                (41)
                                                               -----------         -------        -----------
 FROM OTHER BUSINESSES
 Revenue ..............................................                694           1,312              2,006
 Cost of revenue ......................................                388             512                900
                                                               -----------         -------        -----------
 Gross profit .........................................                306             800              1,106
 Selling, administrative and general expenses .........                124              85                209
                                                               -----------         -------        -----------
 Income before financing income .......................                182             715                897
 Financing income, net ................................                  6              --                  6
                                                               -----------         -------        -----------
 Income from regular operations .......................                188             715                903
 Other expenses .......................................                  5              --                  5
                                                               -----------         -------        -----------
 Income before income taxes ...........................                183             715                898
 Income taxes .........................................                 42              --                 42
                                                               -----------         -------        -----------
 NET INCOME FROM OTHER BUSINESSES .....................                141             715                856
                                                               -----------         -------        -----------
TOTAL INCOME BEFORE OUTSIDE
 SHAREHOLDERS' INTEREST IN NET EARNINGS ...............                367             715              1,082
OUTSIDE SHAREHOLDERS' INTEREST IN NET
EARNINGS ..............................................                (44)             --                (44)
                                                               -----------         -------        -----------
TOTAL NET INCOME ......................................        $       323         $   715        $     1,038
                                                               ===========         =======        ===========
NET EARNING PER SHARE FOR THE PERIOD ..................        $      0.03         $ 7,153        $      0.09
                                                               ===========         =======        ===========
WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING ...........................................         10,333,333             100         12,000,000
                                                               ===========         =======        ===========

                                TRIMOL GROUP INC.

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       YEAR ENDED DECEMBER 31, 1997
                                                       -----------------------------------------------------------
                                                       AS REPORTED     ACQUISITION      AS REPORTED
                                                         BY THE         OF TARGET           BY            PROFORMA
                                                        COMPANY         COMPANIES      INTERCOMSOFT       RESULTS
                                                        -------         ---------      ------------       -------
INCOME

FROM BANK BUSINESS
INTEREST INCOME
Interest on due from banks and time deposits
with banks .....................................        $     --        $   319            $ --               319
Interest on securities .........................              --            656              --               656
Interest on loans ..............................              --          1,453              --             1,453
                                                        --------        -------            ----           -------
TOTAL INTEREST INCOME ..........................              --          2,428              --             2,428
                                                        --------        -------            ----           -------
INTEREST EXPENSE
Interest on demand deposits ....................              --             81              --                81
Interest on time deposits ......................              --            484              --               484
Interest on deposits from banks ................              --            202              --               202
                                                        --------        -------            ----           -------
TOTAL INTEREST EXPENSE .........................              --            767              --               767
                                                        --------        -------            ----           -------
NET INTEREST INCOME ............................              --          1,661              --             1,661
LESS: ALLOWANCE FOR POSSIBLE LOAN LOSSES .......              --           (674)             --              (674)
                                                        --------        -------            ----           -------
NET INTEREST INCOME AFTER ALLOWANCE FOR POSSIBLE
LOAN LOSSES ....................................              --            987              --               987
                                                        --------        -------            ----           -------
NON INTEREST INCOME
Financial services fees ........................              --            745              --               745
Foreign exchange trading profits and commissions              --          1,123              --             1,123
Other ..........................................              --             94              --                94
                                                        --------        -------            ----           -------
TOTAL NON INTEREST INCOME ......................              --          1,962              --             1,962
                                                        --------        -------            ----           -------
NON INTEREST EXPENSE
Salaries and related costs .....................              --            673              --               673
Equipment and depreciation .....................              --            156              --               156
Maintenance ....................................              --             71              --                71
Communication and transportation ...............              --            299              --               299
Taxes other than income ........................              --             32              --                32
Outside services and processing ................              --            279              --               279
Marketing and development ......................              --             40              --                40
Fees paid ......................................              --            106              --               106
Other ..........................................              --            193              --               193
                                                        --------        -------            ----           -------
TOTAL NON INTEREST EXPENSE .....................              --          1,849              --             1,849
                                                        --------        -------            ----           -------
INCOME BEFORE INCOME TAXES .....................              --          1,100              --             1,100
INCOME TAX .....................................              --            208              --               208
                                                        --------        -------            ----           -------
NET INCOME FROM BANK BUSINESS ..................        $     --        $   892            $ --           $   892
                                                        --------        -------            ----           -------

                                TRIMOL GROUP INC.

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             YEAR ENDED DECEMBER 31, 1997
                                                             ------------------------------------------------------------
                                                             AS REPORTED    ACQUISITION         AS REPORTED
                                                                BY THE       OF TARGET              BY           PROFORMA
                                                               COMPANY       COMPANIES         INTERCOMSOFT       RESULTS
                                                               -------       ---------         ------------       -------
FROM INSURANCE BUSINESS
REVENUES
Gross insurance premiums written ......................        $  --        $        311         $    --        $        311

Change in provisions for unearned premium .............           --                 (45)             --                 (45)
                                                               -----        ------------         -------        ------------
Gross premiums earned .................................           --                 266              --                 266
                                                               -----        ------------         -------        ------------
Premiums ceded (reinsured) ............................           --                (196)             --                (196)
Change in reinsurers' share for unearned premium ......           --                  20              --                  20
                                                               -----        ------------         -------        ------------
Earned premiums ceded .................................           --                (176)             --                (176)
                                                               -----        ------------         -------        ------------
Net premiums earned ...................................           --                  90              --                  90
                                                               -----        ------------         -------        ------------
Interest income, net ..................................           --                  53              --                  53
                                                               -----        ------------         -------        ------------
Other revenues
Commission earned from reinsurance ....................           --                  51              --                  51
Other income ..........................................           --                  15              --                  15
                                                               -----        ------------         -------        ------------
                                                                  --                  66              --                  66
                                                               -----        ------------         -------        ------------
TOTAL REVENUES ........................................           --                 209              --                 209
                                                               -----        ------------         -------        ------------
EXPENSES
Losses and loss adjustment expense ....................           --                 185              --                 185
Reinsurers' share of losses and loss adjustment expense           --                (126)             --                (126)
                                                               -----        ------------         -------        ------------
                                                                  --                  59              --                  59
                                                               -----        ------------         -------        ------------
Other operating expenses ..............................           --                 115              --                 115
Translation loss ......................................           --                   2              --                   2
                                                               -----        ------------         -------        ------------
                                                                  --                 117              --                 117
TOTAL EXPENSES ........................................           --                 176              --                 176
                                                               -----        ------------         -------        ------------
INCOME BEFORE INCOME TAXES ............................           --                  33              --                  33
INCOME TAXES ..........................................           --                   2              --                   2
                                                               -----        ------------         -------        ------------
NET INCOME FROM INSURANCE BUSINESS ....................           --                  31              --                  31
                                                               -----        ------------         -------        ------------
FROM OTHER  BUSINESSES
Revenue ...............................................           --               2,817           4,346               7,163
Cost of revenue .......................................           --               2,123           2,008               4,131
                                                               -----        ------------         -------        ------------
Gross profit ..........................................           --                 694           2,338               3,032
Selling, administrative and general expenses ..........           --                 737             123                 860
                                                               -----        ------------         -------        ------------
Income (loss) before financing income .................           --                 (43)          2,215               2,172
Financing expenses, net ...............................           --                  46               1                  47
                                                               -----        ------------         -------        ------------
Income (loss) from regular operations .................           --                 (89)          2,214               2,125
Other expenses ........................................           --                  11              --                  11
                                                               -----        ------------         -------        ------------
Income (loss) before income taxes .....................           --                (100)          2,214               2,114
Income taxes ..........................................           --                   7              --                   7
                                                               -----        ------------         -------        ------------
NET INCOME (LOSS) FROM OTHER  BUSINESSES ..............           --                (107)          2,214               2,107
                                                               -----        ------------         -------        ------------
TOTAL INCOME BEFORE OUTSIDE
SHAREHOLDERS' INTEREST IN NET EARNINGS ................           --                 816           2,214               3,030
OUTSIDE SHAREHOLDERS' INTEREST IN NET LOSS ............           --                  34              --                  34
                                                               -----        ------------         -------        ------------
TOTAL NET INCOME ......................................        $  --        $        850         $ 2,214        $      3,064
                                                               =====        ============         =======        ============

NET EARNING PER SHARE FOR THE PERIOD ..................        $  --        $       0.08         $22,141        $       0.26
                                                               =====        ============         =======        ============
WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING ...........................................           --          11,000,000             100          12,000,000
                                                               =====        ============         =======        ============

                                TRIMOL GROUP INC.

                  NOTES TO THE UNAUDITED PROFORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


1. The unaudited proforma consolidated balance sheet as of March 31, 1998 is prepared under the assumption that the acquisition of Intercomsoft was consummated on March 31, 1998.


2. The unaudited proforma consolidated statements of operations for the year ended December 31, 1997 and for the period of three months ended March 31, 1998 are prepared under the assumption that the acquisition of target companies and the acquisition of Intercomsoft were both implemented on December 31, 1996.


3. The acquisition of the Target Companies was accounted for using the reverse purchase method.

     The excess amount of the purchase price over net assets amounted to $90,909 and was attributed to goodwill, which is amortized by the straight line method over ten years.

     The purchase price was calculated under the assumption that the value of one share of the Company's common stock as of December 31, 1996 was $0.10.


4. The acquisition of Intercomsoft is a transaction between enterprises under common control.

     The assets and liabilities of Intercomsoft were accounted for by the historical cost method in a manner similar to that in pooling of interests accounting.

                              INTERCOMSOFT LIMITED


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

                                   US DOLLARS

                              INTERCOMSOFT LIMITED

                          INDEX TO FINANCIAL STATEMENTS







PAGE
----
REPORT OF INDEPENDENT AUDITORS........................................................1

Balance Sheets as of December 31, 1996 and 1997.......................................2

Statements of Operations for the years ended December 31, 1996 and 1997...............3

Statements of Shareholders' Equity for the years ended December 31, 1996 and 1997........................................................................4

Statements of Cash Flows for the years ended December 31, 1996 and 1997...............5

Notes to the Financial Statements.....................................................6 - 10

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Intercomsoft Limited



We have audited the accompanying balance sheets of Intercomsoft Limited (Irish Company) ("the Company") as of December 31, 1996 and 1997, and the related statements of operations, shareholders' equity and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1997 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States.




                                       Braude Bavly
                                   Certified Public Accountants (Israel)
                                   A Member of firm KPMG International


Tel Aviv, Israel
May 9, 1998

                              INTERCOMSOFT LIMITED

                                 BALANCE SHEETS
                                   US DOLLARS

                                                                                     DECEMBER 31,
                                                                              ---------------------------
                                                                               1997                1996
                                                                              -------             -------
                                     ASSETS

CURRENT ASSETS:
Cash ...............................................................        $        --        $    15,020

Accrued income .....................................................            404,996            210,494

Related parties (Note 3) ..........................................                 --            638,919
                                                                            -----------        -----------
   Total current assets ............................................            404,996            864,433
                                                                            -----------        -----------
                                                                            $   404,996        $   864,433
                                                                            ===========        ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Credit from banking institution ....................................        $       411        $        --

Supercom ...........................................................            350,640            295,873
Related parties (Note 3) ...........................................                 --            894,220
                                                                            -----------        -----------
   Total current liabilities .......................................            351,051          1,190,093
                                                                            -----------        -----------

SHAREHOLDERS' EQUITY:
Ordinary share capital - English pound sign 1 par value: 1,000,000 shares authorised, 100 shares issued and outstanding as of
  December 31, 1996 and 1997 respectively ..........................                156                156
Retained earnings (accumulated deficit) ............................             53,789           (325,816)
                                                                            -----------        -----------

   Total shareholders' equity (deficiency) .........................             53,945           (325,660)
                                                                            -----------        -----------
                                                                            $   404,996        $   864,433
                                                                            ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF OPERATIONS
                                   US DOLLARS

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                           -------------------------
                                                             1997              1996
                                                           -------            ------
Revenue (Note 5 (a)) ............................        $4,345,934        $1,605,952

Cost of revenue (Note 5 (b)) ....................         2,008,027           988,338
                                                         ----------        ----------
Gross profit ....................................         2,337,907           617,614

Operating expenses:
     Selling expenses (Note 5 (c)) ..............             5,200             2,200

     Management and general expenses (Note 5 (c))           117,401           136,964
                                                         ----------        ----------
Total operating expenses ........................           122,601           139,164

          Income from operations ................         2,215,306           478,450

Financing expenses (Note 5(d)) ..................             1,157               722
                                                         ----------        ----------
          Net income for the year ...............        $2,214,149        $  477,728
                                                         ==========        ==========
          Net income per share (Note 7) .........        $   22,141        $    4,777
                                                         ==========        ==========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                   US DOLLARS





                                                 ORDINARY SHARE           RETAINED
                                                    CAPITAL               EARNINGS
                                               -------------------      (ACCUMULATED
                                               SHARES       AMOUNT        DEFICIT)             TOTAL
                                               ------       ------        --------             -----
 Balance as of January 1, 1996 .                100        $   1.56     $  (803,544)        $  (803,338)

 Net income for the year .......                 --           --            477,728             477,728
                                                ---        --------     -----------         -----------
 Balance as of  December 31, 1996               100        $   1.56        (325,816)           (325,660)

 Net income for the year .......                 --           --          2,214,149           2,214,149

 Dividend paid .................                 --           --         (1,834,544)         (1,834,544)
                                                ---        --------     -----------         -----------
 Balance as of  December 31, 1997               100        $   1.56     $    53,789         $    53,945
                                                ===        ========     ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF CASH FLOWS
                                   US DOLLARS



                                                                                         YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                  ---------------------------
                                                                                    1997               1996
                                                                                  -------             -------
Cash flows from operating activities
   Net income for the year .............................................        $ 2,214,149         $   477,728
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
   Changes in assets and liabilities:
   Increase in accrued income ..........................................           (194,502)           (160,366)
   Increase in related parties .........................................           (255,301)           (654,606)
   Increase in Supercom ................................................             54,767             287,243
                                                                                -----------         -----------
Net cash provided by (used in) operating activities ....................          1,819,113             (50,001)
                                                                                -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in credit from banking institution .........................                411                  --
   Cash dividend paid ..................................................         (1,834,544)                 --
                                                                                -----------         -----------
Net cash used in financing activities ..................................         (1,834,133)                 --
                                                                                -----------         -----------
Decrease in cash .......................................................            (15,020)            (50,001)

Balance of  cash at beginning of year ..................................             15,020              65,021
                                                                                -----------         -----------
Balance of Cash at end of year .........................................        $        --         $    15,020
                                                                                =========           ===========



    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS



NOTE 1 - GENERAL

         (a)      Establishment of the Company

                  Intercomsoft Limited (the "Company") was incorporated on February 1995 as a non resident Irish registered company.

         (b)      Activity of the Company

                  The Company imports equipment and auxiliary materials intended for the production of computerised documents (passports, drivers licenses, vehicle registrations and ID cards), and the software that is necessary for operating of this equipment, and leases it to the Moldovan Ministry of Economics, which is the Company's sole client, according to the Contracts on Leasing Equipment and Licensing Technology between the Company and such Ministry (the "Supply Agreement") (for more details see note 4).


         (c) Concentration of risks that may have a significant impact on the Company are as follows:

                 1. Political environment in Moldova. The political situation could have a material effect on the Company's business.

                 2. Concentration of credit risk as mentioned above the Company's only client is the Moldovan Ministry of Economics.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP") applied on a consistent basis. The significant accounting policies followed in the preparation of the financial statements, are:


         (a)      FINANCIAL STATEMENTS IN US DOLLARS

                  The accompanying financial statements have been prepared in US Dollars (the "dollar") because the functional currency of the Company is the dollar. The dollar is the currency of the primary economic environment in which the operations of the Company are conducted. The Company manages its operations in dollars (the incomes are received in dollars, and all the expenses and equipment purchases are paid in dollars).

         (b)      USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


         (c)      INVESTMENT IN LEASE

                  Due to uncertainties regarding the economic situation in Moldova, the present value of the lease payments has been charged to the statements of operations.

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)


         (d)      REVENUE RECOGNITION

                  Revenue from the lease agreement with Moldovan Ministry of Economics is recognised upon the number of computerised documents that were produced during the period.


         (e)      ADVERTISING EXPENSES

                  Advertising expenses are charged to income as incurred. Advertising expenses were $5,200 and $2,200 for 1997 and 1996, respectively.


         (f)      NET INCOME PER SHARE

                  Information regarding net income per share is computed on the basis of the weighted average of the number of ordinary shares outstanding in the period.

NOTE 3 - RELATED PARTIES

         (a)      Transactions

                  In September 1995 the Company acquired equipment from a related party for $894,220 US dollars.

         (b)      Balances with related parties


                                           DECEMBER 31,
                                     -------------------------
                                     1997                 1996
                                     ----                 ----
CURRENT ASSETS
  Related parties ..............    $  --               $638,919
                                    =====               ========
CURRENT LIABILITIES
Related Party ..................    $  --               $894,220
                                    =====               ========



             (1) Regarding the balance in 1996, see also note 3(a).
                 Regarding the balance in 1997, the amount in respect of the said balance was paid.

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS



NOTE 4 - COMMITMENTS

         (a) On August 25, 1995 the Company entered into an agreement with Supercom Ltd. ("Supercom") for the purchase of equipment for the production of computerised documents (passports, driver licenses, vehicle registrations and I.D. documents).

                  Pursuant to the agreement, Supercom provides the Company with the guidance and support required for the installation and operation of the equipment, as well as the materials required for its maintenance, and has the right to improve and upgrade the equipment and make such improvements and upgrades available to the Company.

                  The Company pays Supercom for each months delivery of equipment, software and consumable on the following month plus 25% of the Company's profits payable monthly, and is required to pay, in case of delays in payment, a penalty equal to 0.2% of the overdue sum for each delayed day.

                  The unpaid balance as of  December 31, 1997 is  $350,640.

         (b) The Company's selling, management and general expenses and also the purchase of the auxiliary materials are paid by Supercom, which is refunded after an invoice is submitted to the Company.

         (c) On April 29, 1996 the Company entered into the Supply Agreement with the Moldovan Ministry of Economics for the lease of equipment for production of computerised documents, which it purchased from Supercom, for a period of ten years. At the expiration of this period, the agreement shall be automatically extended for an additional term of ten years. Pursuant to the Supply Agreement the Company will also provide professional training in the use of the equipment, maintenance and consultancy services, and regular supply of supplementary equipment. According to the Supply Agreement the lessee will be entitled to receive ownership of the equipment at the end of the term of the Agreement.

                  According to the Supply Agreement, the lessee shall pay to the Company each month US $10 for each passport and US $4.50 for any other document.

                 Regarding the accounting policy in respect of the leased equipment - see note 2(c).

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS





NOTE 5 - SUPPLEMENTARY STATEMENT OF OPERATIONS INFORMATION

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ---------------------------
                                                                1997                   1996
                                                                ----                   ----
(a)  Revenue

     Services
     Supplementary installations and services ...           $4,345,934               $1,605,952
                                                            ==========               ==========

(b)  Cost of revenue

     Equipment (1) ..............................           $1,547,929               $  870,709

     Auxiliary materials ........................              442,994                   89,486


Packaging .......................................                6,928                    9,466
Transportation ..................................               10,176                   18,677
                                                            ----------               ----------
                                                            $2,008,027               $  988,338
                                                            ==========               ==========


  (1) Includes the amount of $809,880 and $711,466 in respect of 1997 and 1996, respectively, in respect of amortization of leased equipment, and the amount of $738,049 and $159,243 in respect of 1997 and 1996, respectively, in respect of the portion of profit to which Supercom is entitled under the Agreement. (Regarding the accounting policy in respect of the leased equipment - see note 2(c)).


(c) Selling, management and general expenses

    (1) Selling expenses

          Advertising .................               $  5,200               $  2,200
                                                      ========               ========

    (2) Management and general expense

     Labor ............................               $ 61,776               $ 41,205

     Travel ...........................                 21,717                 26,460

     Communications ...................                  3,760                  5,261
     Management fees ..................                 20,000                     --


     Entertainment ....................                    838                    827
     Legal fees .......................                     --                  4,546

     Professional services ............                  3,500                 54,348

     Other ............................                  5,810                  4,317
                                                      --------               --------

(d)  Financing expenses ...............               $117,401               $136,964
                                                      ========               ========

     Interest and commissions .........               $  1,157               $    722
                                                      ========               ========

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS


NOTE 6 - TAX EXPENSES

         Company's tax liability

         (a) The Company is a non resident Irish Registered Company, that is wholly owned and controlled from outside of Ireland and does not undertake any activities within this jurisdiction, therefore, according to a legal opinion, the Company is not subject to Irish tax.

         (b) The Company delivers in Moldova the equipment on the basis of the Supply Agreement with the Ministry of Economics of Moldova. In this case, the Ministry of Economics is the importer and therefore is subject to taxation. Based upon the above, the Company is not subject to taxation in the Republic of Moldova, because it is not carrying out the business activity in Moldova which would subject it to taxation.



NOTE 7 - NET INCOME PER SHARE

                                                            YEAR ENDED
                                                            DECEMBER 31,
                                                    ------------------------------
                                                    1997                      1996
                                                    ----                      ----
Net income for the year ...............          $2,214,149               $  477,728
                                                 ----------               ----------
Number of shares of
  (English pound sign) 1 par value ....                 100                      100
                                                 ==========               ==========
Net income per share ..................          $   22,141               $    4,777
                                                 ==========               ==========

NOTE 8 - SUPPLEMENTARY INFORMATION REGARDING FINANCIAL INSTRUMENTS

         (a)      The Company has the following financial instruments:

                  Non-derived financial assets including cash and accrued income and related parties and non-derived financial liabilities including trade accounts payable and related parties.

                  Due to the nature of most of the financial instruments, their fair value is similar or identical to their carrying value.

         (b)      Supplementary credit risk information:

                  Credit risk represents the accounting loss which may result to the Company as of the date of the financial statements as a result of debtors not meeting their liabilities. As mentioned in note 1(b), the Company has only one client which is the Moldovan Ministry of Economics (see also note 2(c)).

                  Regarding debts of related parties see note 3.

                              INTERCOMSOFT LIMITED


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

                                   US DOLLARS

                              INTERCOMSOFT LIMITED

                          INDEX TO FINANCIAL STATEMENTS







                                                                                PAGE
                                                                                ----
REPORT OF INDEPENDENT AUDITORS ............................................         1

BALANCE SHEETS AS OF DECEMBER 31, 1995 AND 1996 ...........................         2

STATEMENTS OF OPERATIONS FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1995
  AND FOR THE YEAR ENDED DECEMBER 31, 1996 ................................         3

STATEMENTS OF SHAREHOLDERS' EQUITY FOR THE ELEVEN MONTHS ENDED DECEMBER
  31, 1995 AND FOR THE YEAR ENDED DECEMBER 31, 1996 .......................         4

STATEMENTS OF CASH FLOWS FOR THE ELEVEN MONTHS ENDED DECEMBER 31, 1995
  AND FOR THE YEAR ENDED DECEMBER 31, 1996 ................................         5

NOTES TO THE FINANCIAL STATEMENTS .........................................    6 - 10

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Intercomsoft Limited



We have audited the accompanying balance sheets of Intercomsoft Limited (Irish Company) ("the Company") as of December 31, 1995 and 1996, and the related statements of operations, shareholders' equity and cash flows for each of the eleven monthes ended December 31, 1995 and for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1996 and the results of its operations and its cash flows for the eleven monthes ended December 31, 1995 and for the year ended December 31, 1996, in conformity with generally accepted accounting principles in the United States.




                                           Braude Bavly
                                        Certified Public Accountants (Israel)
                                        A Member of firm KPMG International


Tel Aviv, Israel
May 9, 1998

                              INTERCOMSOFT LIMITED

                                 BALANCE SHEETS
                                   US DOLLARS

                                                                                                    DECEMBER 31,
                                                                                          --------------------------------
                                                                                            1 9 9 6              1 9 9 5
                                                                                          -----------          -----------
                                      NOTE

                                     ASSETS
CURRENT ASSETS:
Cash ............................................................................              15,020          $    65,021
Accrued income ..................................................................             210,494               50,128
Related parties (Note 3) ........................................................             638,919                  156
                                                                                          -----------          -----------
   Total current assets .........................................................             864,433              115,305
                                                                                          -----------          -----------

                                                                                          $   864,433          $   115,305
                                                                                          ===========          ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Supercom ........................................................................         $   295,873          $     8,630
Related parties (Note 3) ........................................................             894,220              910,063
                                                                                          -----------          -----------
   Total current liabilities ....................................................           1,190,093              918,693
                                                                                          -----------          -----------

SHAREHOLDERS' EQUITY:
Ordinary share capital - (English pound sign) 1 par value: 1,000,000 shares authorised, 100 shares issued and outstanding as of  December 31, 1995 and
  1996 respectively .............................................................                 156                  156
  Accumulated deficit ...........................................................            (325,816)            (803,544)
                                                                                          -----------          -----------

   Total shareholders' deficiency ...............................................            (325,660)            (803,388)
                                                                                          -----------          -----------

                                                                                          $   864,433          $   115,305
                                                                                          ===========          ===========







    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF OPERATIONS
                                   US DOLLARS

                                                                             ELEVEN MONTHES
                                                           YEAR ENDED            ENDED
                                                          DECEMBER 31,        DECEMBER 31,
                                                              1996                1995
                                                          -----------         -----------
Revenue (Note 5 (a)) ...............................      $ 1,605,952         $   417,214

Cost of revenue (Note 5 (b)) .......................          988,338           1,197,864
                                                          -----------         -----------

          Gross profit (loss) ......................          617,614            (780,650)

Operating expenses:
     Selling expenses (Note 5 (c)) .................            2,200                  --
     Management and general expenses (Note 5 (c)) ..          136,964              22,794
                                                          -----------         -----------

Total operating expenses ...........................          139,164              22,794

          Income (loss) from operations ............          478,450            (803,444)

Financing expenses (Note 5(d)) .....................              722                 100
                                                          -----------         -----------

          Net income (loss) for the period .........      $   477,728         $  (803,544)
                                                          ===========         ===========

          Net income (loss) per share (Note 7) .....      $     4,777         $    (8,035)
                                                          ===========         ===========




    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                   US DOLLARS


                                                                              RETAINED
                                                 ORDINARY SHARE CAPITAL       EARNINGS
                                                 ----------------------     (ACCUMULATED
                                                  SHARES       AMOUNT         DEFICIT)            TOTAL
                                                  ------       ------         --------            -----
Issuance of founders shares ..............         100         $1.56                --          $    1.56

Net loss for the period from February 2,
  1995 (date of inception) to December 31,
  1995 ...................................          --            --          (803,544)          (803,544)
                                                   ---         -----         ---------          ---------

Balance as of December 31, 1995 ..........         100         $1.56          (803,544)          (803,388)

Net income for the year ..................          --            --           477,728            477,728
                                                   ---         -----         ---------          ---------

Balance as of December 31, 1996 ..........         100         $1.56         $(325,816)         $(325,660)
                                                   ===         =====         =========          =========

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF CASH FLOWS
                                   US DOLLARS



                                                                                                         Eleven Months
                                                                                       YEAR ENDED           Ended
                                                                                       DECEMBER 31,      December 31,
                                                                                       ------------      -------------
                                                                                           1996               1995
                                                                                       ------------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss) for the period ..............................................      $ 477,728          $(803,544)
   Adjustments to reconcile net income (loss) to net cash provided by (used in)
     operating activities:
   Changes in assets and liabilities:
   Increase in accrued income ....................................................       (160,366)           (50,128)
   Increase (decrease)  in related parties .......................................       (654,606)           909,907
   Increase in Supercom ..........................................................        287,243              8,630
                                                                                        ---------          ---------

Net cash provided by (used in) operating activities ..............................        (50,001)            64,865
                                                                                        ---------          ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Issuance of shares ...........................................................             --                156
                                                                                        ---------          ---------

Net cash provided by financing activities ........................................             --                156
                                                                                        ---------          ---------

Increase (decrease) in cash ......................................................        (50,001)            65,021
Balance of cash at beginning of period ...........................................         65,021                 --
                                                                                        ---------          ---------

Balance of Cash at end of period .................................................      $  15,020          $  65,021
                                                                                        =========          =========



    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS


NOTE 1 - GENERAL

             (a) Establishment of the Company

                 Intercomsoft Limited (the "Company") was incorporated in
                  February 1995 as a non resident Irish registered company.

             (b) Activity of the Company

                 The Company imports equipment and auxiliary materials intended for the production of computerised documents (passports, drivers licenses, vehicle registrations and ID cards), and the software that is necessary for operating of this equipment, and leases it to the Moldovan Ministry of Economics, which is the Company's sole client, pursuant to the Supply Agreement (for more details see note 4).


             (c) Concentration of risks that may have a significant impact on the Company are as follows:

                 1. Political environment in Moldova. The political situation could have a material effect on the Company's business.

                 2. Concentration of credit risk as mentioned above the Company's only client is the Moldovan Ministry of Economics.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

             The financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP") applied on a consistent basis. The significant accounting policies followed in the preparation of the financial statements, are:


             (a) FINANCIAL STATEMENTS IN US DOLLARS

                 The accompanying financial statements have been prepared in US Dollars (the "dollar") because the functional currency of the Company is the dollar. The dollar is the currency of the primary economic environment in which the operations of the Company are conducted. The Company manages its operations in dollars (the incomes are received in dollars, and all the expenses and equipment purchases are paid in dollars).

             (b) USE OF  ESTIMATES

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


             (c) INVESTMENT IN LEASE

                 Due to uncertainties regarding the economic situation in Moldova, the present value of the lease payments has been charged to the statements of operations.

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

             (d) REVENUE RECOGNITION

                 Revenue from the lease agreement with Moldovan Ministry of Economics is recognised upon the number of computerised documents that were produced during the period.


             (e) ADVERTISING EXPENSES

                 Advertising expenses are charged to income as incurred. Advertising expenses were $2,200 in 1996.


             (f) NET INCOME PER SHARE

                 Information regarding net income per share is computed on the basis of the weighted average of the number of ordinary shares outstanding in the period.

NOTE 3 - RELATED PARTIES

             (a) Transactions

                 In September 1995 the company acquired equipment from a related party for $894,220 US dollars.

             (b) Balances with related parties

                                                              DECEMBER 31,
                                                       -------------------------
                                                         1996             1995
                                                       --------         --------
                    CURRENT ASSETS
                      Related parties ............     $638,919         $     78
                                                       ========         ========

                    CURRENT LIABILITIES
                      Related Party (1) ..........      894,220          894,220
                      Spectrum Ltd ...............           --           15,843
                                                       --------         --------
                                                       $894,220         $910,063
                                                       ========         ========


             (1) Regarding the balance in 1995 and 1996, see also note 3(a).

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS



NOTE 4 - COMMITMENTS

             (a) On August 25, 1995 the Company entered into an agreement with
                 Supercom Ltd. ("Supercom") for the purchase of equipment for the production of computerised documents (passports, driver licenses, vehicle registrations and I.D. documents).

                 Pursuant to the agreement, Supercom provides the Company with the guidance and support required for the installation and operation of the equipment, as well as the materials required for its maintenance, and has the right to improve and upgrade the equipment and make such improvements and upgrades available to the Company.

                 The Company pays Supercom for each months delivery of equipment, software and consumable on the following month plus 25% of the Company's profits payable monthly, and is required to pay, in case of delays in payment, a penalty equal to 0.2% of the overdue sum for each delayed day.

                 The unpaid balance as of  December 31, 1996 is  $ 295,873.

                 According to an agreement between Supercom and the Company, Supercom is entitled to 25% of the Company's profits each year.

             (b) The Company's selling, management and general expenses and also the purchase of the auxiliary materials are paid by Supercom, which is refunded after an invoice is submitted to the Company.

             (c) On April 29, 1996 the Company entered into the Supply
                 Agreement with the Moldovan Ministry of Economics ("the lessee") for the lease of equipment for the production of computerised documents, which it purchased from Supercom for a period of ten years.

                 At the expiration of this period, the agreement shall be automatically extended for an additional term of ten years. Pursuant to the Supply Agreement the Company will also provide professional training in the use of the equipment, maintenance and consultancy services, and regular supply of supplementary equipment. According to the Supply Agreement the lessee will be entitled to receive ownership of the equipment at the end of the term of the Agreement.

                 According to the Supply Agreement, the lessee shall pay to the Company each month US$10 for each passport and US$4.5 for any other document.

                 Regarding the accounting policy in respect of the leased equipment - see note 2(c).

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS




NOTE 5 - SUPPLEMENTARY STATEMENT OF OPERATIONS INFORMATION

                                                                                      ELEVEN MONTHES
                                                                     YEAR ENDED           ENDED
                                                                    DECEMBER 31,       DECEMBER 31,
                                                                        1996               1995
                                                                     ----------         ----------
               (a)  Revenue

                    Services
                    Supplementary installations and services ...     $1,605,952         $  417,214
                                                                     ==========         ==========


               (b)  Cost of revenue

                    Equipment (1) ..............................     $  870,709         $1,187,888
                    Auxiliary materials ........................         89,486              1,534
                    Packaging ..................................          9,466                 --

                    Transportation .............................         18,677              8,442
                                                                     ----------         ----------

                                                                     $  988,338         $1,197,864
                                                                     ==========         ==========

               (1) Includes the amount of $711,466 and $1,187,888 in respect of 1996 and 1995, respectively, in respect of amortization of leased equipment, and the amount of $159,243 in respect of 1996, in respect of the portion of Intercomsoft's profit to which Supercom is entitled under the Agreement.

                   (Regarding the accounting policy in respect of the leased equipment - see note 2(c)).



               (c)  Selling, management and general expenses

                    (1) Selling expenses
                         Advertising ...........................     $  2,200         $     --
                                                                     ========         ========

                    (2) Management and general expense

                        Labor ..................................     $ 41,205         $ 12,324

                        Travel .................................       26,460            7,115

                        Communications ..........................       5,261               --
                        Management fees .........................          --               --

                        Entertainment ...........................         827            3,355
                        Legal fees ..............................       4,546               --

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS




                   Professional services ...........................   54,348               --

                   Other ...........................................    4,317               --
                                                                     --------         --------

                                                                     $139,164         $ 22,794
                                                                     ========         ========
               (d) Financing expenses

                   Interest and commissions ...................      $    722         $    100
                                                                     ========         ========

                              INTERCOMSOFT LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                   US DOLLARS




NOTE 6 - TAX EXPENSES

                 Company's tax liability

                 (a) The Company is a non resident Irish Registered Company, that is wholly owned and controlled from outside of Ireland and does not undertake any activities within this jurisdiction, therefore, according to a legal opinion, the Company is subject to Irish tax.

                 (b) The Company delivers in Moldova the equipment on the basis of the Supply Agreement with the Ministry of Economics of Moldova. In this case, the Ministry of Economics is the importer of these services and therefore is subject to taxation.

                       Based upon the above the Company is not subject to taxation in the Republic of Moldova, because it is not carrying out the business activity in Moldova which would subject it to taxation.



NOTE 7 - NET INCOME (LOSS) PER SHARE

                                                          1996              1995
                                                        ---------         ---------
               Net income (loss) for the period ...     $ 477,728         $(803,544)
                                                        ---------         ---------

               Number of shares of (English pound
                 sign) 1 par value ................           100               100
                                                        =========         =========

               Net income (loss) per share ........     $   4,777         $  (8,035)
                                                        =========         =========


NOTE 8 - SUPPLEMENTARY INFORMATION REGARDING FINANCIAL INSTRUMENTS

             (a) The Company has the following financial instruments:

                 Non-derived financial assets including cash and accrued income and related parties and non-derived financial liabilities including trade accounts payable and related parties.

                 Due to the nature of most of the financial instruments, their fair value is similar or identical to their carrying value.

             (b) Supplementary credit risk information:

                 Credit risk represents the accounting loss which may result to the Company as of the date of the financial statements as a result of debtors not meeting their liabilities. As mentioned in note 1(b), the Company has only one client which is the Moldovan Ministry of Economics (see also note 2(b)).

             Regarding debts of related parties see note 3.

                              INTERCOMSOFT LIMITED

                              FINANCIAL STATEMENTS
                                 MARCH 31, 1998

                                   US DOLLARS

                              INTERCOMSOFT LIMITED

                          INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE

BALANCE SHEETS AS OF MARCH 31, 1998............................................1

STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1998.............2

STATEMENTS OF SHAREHOLDERS' EQUITY FOR THE THREE MONTHS ENDED MARCH 31, 1998...3

STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 1998.............4

NOTES TO THE FINANCIAL STATEMENTS..............................................5

                              INTERCOMSOFT LIMITED

                                 BALANCE SHEETS
                                   US DOLLARS

                                                                          MARCH 31,
                                                                 ---------------------------       DECEMBER 31,
                                                                  1 9 9 8          1 9 9 7          1 9 9 7
                                                                 ----------       ----------       ----------
                                                                        (UNAUDITED)                 (AUDITED)
                  ASSETS
CURRENT ASSETS:
Cash .....................................................       $       --       $   19,016       $       --
Accrued income ...........................................          588,412          373,736          404,996
Related parties ..........................................               --        1,293,536               --
                                                                 ----------       ----------       ----------
   Total current assets ..................................          588,412        1,686,288          404,996
                                                                 ----------       ----------       ----------
                                                                 $  588,412       $1,686,288       $  404,996
                                                                 ==========       ==========       ==========
         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Credit from banking institution ..........................       $    4,437       $       --       $      411
Supercom .................................................          457,646          500,273          350,640
Related parties ..........................................               --          894,220               --
Other trade payable ......................................           70,000               --               --
                                                                 ----------       ----------       ----------
   Total current liabilities .............................          532,083        1,394,493          351,051
                                                                 ----------       ----------       ----------
SHAREHOLDERS' EQUITY:
Ordinary share capital - (Function) 1 par value: 1,000,000
shares authorised,  100 shares issued and outstanding as
of December 31, 1997 and as of March 31, 1997 and 1998,
respectively .............................................              156              156              156
Retained earnings (accumulated deficit) ..................           56,173          291,639           53,789
                                                                 ----------       ----------       ----------
   Total shareholders' equity (deficiency) ...............           56,329          291,795           53,945
                                                                 ----------       ----------       ----------
                                                                 $  588,412       $1,686,288       $  404,996
                                                                 ==========       ==========       ==========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF OPERATIONS
                                   US DOLLARS

                                                THREE MONTHS ENDED           YEAR ENDED
                                                     MARCH 31,               DECEMBER 31,
                                           ---------------------------       ----------
                                             1 9 9 8          1 9 9 7         1 9 9 7
                                           ----------       ----------       ----------
                                                   (UNAUDITED)                (AUDITED)
Revenue ...............................    $1,311,668       $1,332,850       $4,345,934

Cost of revenue .......................       511,407          687,813        2,008,027
                                           ----------       ----------       ----------
          Gross profit ................       800,261          645,037        2,337,907

Operating expenses:
     Selling expenses .................            --               --            5,200
     Management and general expenses...        84,954           27,397          117,401
                                           ----------       ----------       ----------

Total operating expenses ..............        84,954           27,397          122,601
          Income from operating .......       715,307          617,640        2,215,306

Financing expenses ....................            35              185            1,157
                                           ----------       ----------       ----------
Net income for the period .............    $  715,272       $  617,455       $2,214,149
                                           ==========       ==========       ==========
Net income per share ..................    $    7,153       $    6,175       $   22,141
                                           ==========       ==========       ==========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                   US DOLLARS

                                                                                    RETAINED
                                                  ORDINARY SHARE CAPITAL            EARNINGS
                                               -----------------------------      (ACCUMULATED
                                                 SHARES            AMOUNT           DEFICIT)             TOTAL
                                               -----------       -----------       -----------        -----------
Balance as of  January 1, 1997 .........               100       $      1.56       $  (325,816)       $  (325,660)

Net income for the three months ended 31
March 1997 (unaudited) .................                --                --           617,455            617,455
                                               -----------       -----------       -----------        -----------
Balance as of March 31, 1997 ...........               100       $      1.56       $   291,639        $   291,795
                                               ===========       ===========       ===========        ===========

Balance as of  January 1, 1997 .........               100       $      1.56       $  (325,816)       $  (325,660)

Net income for the year (audited) ......                --                --         2,214,149          2,214,149

Dividend paid ..........................                --                --        (1,834,544)        (1,834,544)
                                               -----------       -----------       -----------        -----------
Balance as of  December 31, 1997 .......               100       $      1.56       $    53,789        $    53,945
                                               ===========       ===========       ===========        ===========
Balance as of  January 1, 1998 .........               100       $      1.56       $    53,789        $    53,945

Net income for the three months
 ended 31 March 1998 (unaudited) .......                --                --           715,272            715,272
Dividend paid ..........................                --                --          (712,888)          (712,888)
                                               -----------       -----------       -----------        -----------
Balance as of March 31, 1998 ...........               100       $      1.56       $    56,173        $    56,329
                                               ===========       ===========       ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

                            STATEMENTS OF CASH FLOWS
                                   US DOLLARS

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,                 YEAR ENDED
                                                       ------------------------------        DECEMBER 31,
                                                         1 9 9 8            1 9 9 7            1 9 9 7
                                                       -----------        -----------        -----------
                                                                 (UNAUDITED)                  (AUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income for the period ..........................   $   715,272        $   617,455        $ 2,214,149
  Adjustment to reconcile net income to net cash
  provided by operating activities:
   Changes in assets and liabilities:
   Increase in accrued income ......................      (183,416)          (163,242)          (194,502)
   Increase in related parties .....................            --           (654,617)          (255,301)
   Increase in Supercom ............................       107,006            204,400             54,767
   Increase in other trade payable .................        70,000                 --                 --
                                                       -----------        -----------        -----------
Net cash provided by operating activities ..........       708,862              3,996          1,819,113
                                                       -----------        -----------        -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in credit from banking institutions.....         4,026                 --                411
   Cash dividend paid ..............................      (712,888)                --         (1,834,544)
                                                       -----------        -----------        -----------
Net cash used in financing activities ..............      (708,862)                --         (1,834,133)
                                                       -----------        -----------        -----------
Increase (decrease) in cash ........................            --              3,996            (15,020)
Balance of  cash at beginning of period ............            --             15,020             15,020
                                                       -----------        -----------        -----------
Balance of cash at end of period ...............       $        --        $    19,016        $        --
                                                       ===========        ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                              INTERCOMSOFT LIMITED

              NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

         a. All significant accounting policies have been applied consistently with the year ended December 31, 1997.

         b. The accompanying unaudited interim financial statements as of March 31, 1998 and for the three month period then ended (the "Interim Financial Statements") were prepared in condensed format, in accordance with US GAAP.

                  The accounting principles used in the presentation of the unaudited interim financial statements are consistent with those principles used in the presentation of annual financial statements. However, the unaudited interim financial statements do not include all the data and notes which are required when preparing annual financial statements.

                  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. The results of operations for the three month period ended March 31, 1998, are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. For further information, refer to the financial statements and notes thereto for the year ended December 31, 1997.